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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  September 29, 1998


                               PERRIGO COMPANY
           (Exact name of registrant as specified in its charter)



           MICHIGAN                      0-19725               38-2799573
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)


                             515 Eastern Avenue
                          Allegan, Michigan  49010
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (616) 673-8451

                                    None
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       (Former name or former address, if changed since last report.)







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ITEM 8.  CHANGE IN FISCAL YEAR.

     Perrigo Company decided to change its fiscal year end from June 30 to the 52 or 53-week period that ends on the Saturday closest to June 30, effective for fiscal year 1999. Accordingly, Perrigo's quarters will each be comprised of 13 weeks and end on a Saturday, except in certain years where Perrigo will have one quarter comprised of 14 weeks. Formerly, Perrigo's quarters were comprised of three calendar months ending on September 30, December 31, March 31 and June 30. As a result of the change, Perrigo's first quarter of its 1999 fiscal year will end on October 3, 1998 and its fiscal year will end on July 3, 1999. Pursuant to Rule 13a-10(d) of the Securities Exchange Act of 1934, as amended, no transition report is required to be filed.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PERRIGO COMPANY


Date:  September 30, 1998                   By: /s/  Thomas J. Ross
                                               ------------------------
                                               Thomas J. Ross
                                               Vice President - Finance




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